Financial Instruments (Details 1) - USD ($)	Aug. 31, 2019	Nov. 30, 2018
Total accounts receivable	$ 162,876	$ 305,912
Less allowance for doubtful accounts	(66,849)	(66,849)
Total accounts receivable, net	96,027	239,063
Not past due	96,027	239,063
Total accounts receivable, gross	162,876	305,912
Past due for more than 31 days but no more than 90 days [Member]
Past due	0	0
Past due for more than 120 days [Member]
Past due	$ 66,849	$ 66,849